Exhibit 10.4  Stock Subscription Agreement with Asuno, Inc.


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                                            FAX NO.:  001407 6280807

A
A

To

                                Mr. Paul Serluco

                                                          VP Finance

                                 Stratcomm Media

Von                                                           Asuno Inc.
De                                                   P.H. Bolle/Andres Angst
From

Anzahl Seiten

Nombre de pages                             -4-
Numbers of pages incl. this page

Date                                                          25.3.99
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UBERMITTLUNG / MESSAGE:


Dear Sir

Please find enclosed signed subscription agreement for Stratcomm Media, The Originals will follow by mail today. The funds of USD 200,000.--will be wired as per your instructions into the account No. 5111010982 at Northern Trust Bank Florida

Yours sincerely

Asuno Inc

                                                   P.H. Bolle President


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[GRAPHIC OMITTED][GRAPHIC OMITTED]








                                            FAX NO.: 001407 6280807
A                                                    Mr. Paul Serluco
A                                                    VP Finance
T                                                    Stratcomm Media Asuno Inc
>From                                                 P.H.Bolle/ Andres Angst



                                                                -


Anzahl Serten
Nombre de pages

Numbers of pages mncl. this page
                                                          25.3.99
Date

UBERMITTLUNG I MESSAGE:


Dear Sir

Please find enclosed signed subscription agreement for Stratcomm Media The Originals will follow by mail today. The funds of USO 200.000.--will be wired as per your instructions into the account no 5111010982 at Northern Trust Bank Florida

                     Yours sincerely

                     Asuno Inc

                     P.H.BoIIe
                     President

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         The undersigned Purchaser

         NAME:                ASUNO INC____________________________


         ADDRESS:             P.O. Box 345________________________
                              CH--4010 Basel / Switzerland______________

         if applicable, a [Corporate][Partnership][Trust]organized under the
laws of    Panama______, hereinafter referred to as "Purchaser")

         hereby represents and warrants to, and agrees with the Company as follows:

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         1.       Agreement to Subscribe

                  a. Subscription. The undersigned Purchaser hereby subscribes to purchase 40 shares of Subordinated Debentures, each having a face value of $5,000.00 per share, at an aggregate purchase price of $ 200,000.--.

b. Form of Payment. Purchaser shall pay the purchase price for the Subordinated Debentures by delivering good funds in United States Dollars in accordance with Paragraph 1(c) below, to escrow agent, the Delaware Escrow Company (the "Escrow Agent") identified in the Escrow Instructions attached hereto as Exhibit II (the "Escrow Agreement"). The Company shall deliver one or more executed Subordinated Debentures to the Escrow Agent, and upon payment by the Purchaser of the purchase price for the Subordinated Debentures and the compliance with all of the tents of the Escrow Agreement, the Escrow Agent shall cause the Subordinated Debentures purchased thereby by the Purchaser to be delivered to the Purchaser as set forth in paragraph 1(c) below. By signing this Agreement, the Purchaser and the Company each agrees to all of the terms and conditions of, and becomes a part to, the Escrow Instructions attached hereto, all of the provisions of which are incorporated herein by this reference as if set forth in full.
                  c. Method of Payment Payment of the purchase price for the Subordinated Debentures shall be made by wire transfer of funds to:

NAME:           ASUNO INC.____________________________

                       ADDRESS:  P.0.Box 345, CH 4010 Basel, Switzerland______

TEL. NO.:          061 286 62 96__________________________

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         FAX NO.: __________________________________________

CONTACT NAME:     P.H. Bolle________________________

         Delivery Instructions (if different from Registration Name):

NAME: ____________________________________________

                       ADDRESS: _________________________________________

TEL.NO.: __________________________________________

FAX NO.: __________________________________________

CONTACT NAME: __________________________________

                       SP ECIAL

                       1NSTRUCTIONS: ___________________________________
[GRAPHIC OMITTED][GRAPHIC OMITTED] day of March,1999:

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it has caused this Subscription Agreement to be duly executed on its behalf on this 23rd day of March , 1999.

                                           ASUNO INC________________
                                           Printed Name of Subscriber
                                           By:    P.H. Bolle /s/________________
                                          (Signature of Authorized Person)
                                           P.H. Bolle, President__________
                                          (Printed name and title)


                       Title:              Chief Financial Officer___





Full Name and Address of Purchaser for Registration Purposes:

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